UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 16, 2009
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)
3601 E. University Drive, Phoenix, Arizona      85034
(Address of Principal Executive Offices)           (Zip Code)
(602) 437-1520
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 16, 2009, White Electronic Designs Corporation (the “Company”) accepted the resignation of Edward A. White from his position as a member of the Board of Directors (the “Board”). Mr. White had been serving as the Chairman of the Board until his replacement, Brian R. Kahn, was elected to serve as Chairman of the Board on June 15, 2009. Brian R. Kahn joined the Company’s Board in February 2009.
     The Company also entered into a Severance Agreement and Release of Claims with Mr. White on June 16, 2009 (the “Severance Agreement”) that governs the terms of his departure and that provides, in exchange for a general release by Mr. White, that (i) the Company will pay to Mr. White a lump-sum of $175,400, less required withholdings, which represents a repurchase of Mr. White’s stock options, certain remaining Board retainer fees and other transition expenses, and (ii) Mr. White’s 15,000 unvested restricted stock units granted to Mr. White pursuant to three separate grants automatically accelerated and became fully vested on June 16, 2009. Any other unvested right to receive Company securities terminated on June 16, 2009.
     The Severance Agreement also contains other customary provisions, including provisions relating to mutual non-disparagement, non-solicitation, confidentiality and compliance with Section 409A of the Internal Revenue Code. The foregoing description of the Severance Agreement is not intended to be a comprehensive summary. A copy of the Severance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and its contents are incorporated herein by this reference.
     In connection with the foregoing, the Company issued a press release which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated June 16, 2009, by and between White Electronic Designs Corporation and Edward A. White

99.1	Press release, dated June 17, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: June 17, 2009	By:	/s/ Roger A. Derse
Roger A. Derse
Interim Office of the President, Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated June 16, 2009, by and between White Electronic Designs Corporation and Edward A. White

99.1	Press release, dated June 17, 2009